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                                                                   EXHIBIT 10.33

April 16, 2001


Stephen C. Farrell
8 Minute Man Lane
Lexington, MA   02421

                    Re:  Amendment of Employment Agreement
Dear Steve,

This letter agreement serves to amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company").

      Salary. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $157,000 effective April 1, 2001.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                          Very truly yours,


                                          /s/ Steven J. Lee
                                          ------------------------
                                          Steven J. Lee
                                          Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:


/s/ Stephen C. Farrell
----------------------------
Stephen C. Farrell